                                                                FOURTH AMENDMENT
                                                                                TO
                                                       ACE HARDWARE CORPORATION
                                                  RESTATED OFFICER INCENTIVE PLAN

    Pursuant to Section 5 of the Ace Hardware Corporation Restated Officer Incentive Plan ("The Plan"),
    effective January 1, 2003, the Company hereby amends the Plan as follows:

  Exhibit A is restated to set forth the participants and tiers for the ST Plan and VA Plan for plan years commencing January 1, 2003 as set forth on Exhibit A (2003).
  Exhibits B and BB are modified and restated to set forth the multiplier matrix for the team portion of the short term goal, and the method of calculation for the retail portion of the short term goal, as set forth on Exhibit B (2003) and Exhibit BB (2003), respectively.
  Exhibit C is modified and restated and presents a financial model which supports the VA Plan, as set forth in Exhibit C (2003).
  Section 7 shall be amended by deleting the third and fourth paragraph of Subsection Performance
  Measure   as amended by the First Amendment and substituting the following:

                Following is a presentation of ratios in effect as of January 1, 2003 pertaining to the VA Plan.
                These ratios may be adjusted from time to time by the Board (as set forth on Exhibit A).

  Gross Patronage Dividend Threshold for actual RSC sales remains at 5.4 percent.
  Permanent Sharing Ratio remains at 4.91 percent.
  This Fourth Amendment is effective January 1, 2003.

    Except as specifically amended herein, the Plan and the First, Second and Third Amendments to the
    Plan shall remain in full force and effect as prior to this Fourth Amendment.

    Dated: December 11, 2002                                    Ace Hardware Corporation
                                                                                  a Delaware corporation

                                                                                  By:_________________________________
                                                                                  Chairman of the Board of Directors

                                                                                  and

                                                                                  By:_________________________________
                                                                                  President and CEO